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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (date of earliest event reported):
                               December 30, 1997




                             SEGUE SOFTWARE, INC.
            (Exact Name of Registrant as specified in its charter)


         Delaware                      0-27794                 95-4188982
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                Number)             Identification No.)


            1320 Centre Street, Newton Centre, Massachusetts 02159
             (Address of Principal Executive Offices and Zip Code)

                                (617) 796-1000
             (Registrant's telephone number, including area code)
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Item 2.   Acquisition or Disposition of Assets
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     On December 30, 1997, Segue Software, Inc. (the "Company") entered into an
Asset Purchase Agreement, attached as Exhibit 2.1 to this Current Report on Form 8-K, with Segue Software Entwicklung GmbH ("Austrian Sub") (a wholly-owned subsidiary of the Company), ARC - Dr. Ambichl & Dr. Reindl Communication GmbH ("ARC") and the Stockholders of ARC pursuant to which certain ARC intellectual property assets, consisting primarily of web-based load testing software, were acquired by the Company and certain non-intellectual property assets of ARC were acquired by the Austrian Sub. The consideration paid for the intellectual property consisted of cash in the amount of $3,707,800 and a junior subordinated promissory note in the principal amount of $3,718,800, payable over the next three years. The consideration paid for the non-intellectual property assets consisted of $11,000 in cash.

     Also on December 30, 1997, the Company entered into an Agreement and Plan of Merger, attached as Exhibit 2.2 to this Current Report on Form 8-K, with SGE Merger Corp. ("SGE") (a wholly-owned subsidiary of the Company), SQLBench International, Inc. ("SQLBench") and the Stockholders of SQLBench pursuant to which SQLBench was merged with and into SGE (the "Merger"). Prior to the Merger, SQLBench owned distribution rights to certain products of ARC. The aggregate Merger consideration consisted of cash in the amount of $696,200 paid at closing, a subordinated promissory note in the principal amount of $696,200, payable over the next three years, and 143,885 shares of common stock, $.01 par value, of the Company.

     Each of the acquisitions were funded out of the Company's existing cash and short-term investments, and as described above, the issuance of promissory notes and shares of the Company's common stock.

Item 5.   Other Events
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     On December 30, 1997, the Company issued the press release attached as
Exhibit 99 to this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Financial Statements of Business Acquired

     The Company has determined that it is impracticable to file the financial statements as prescribed by Rule 3-05 of Regulation S-X. Such statements will be filed by amendment as soon as practicable, but in any event not later than March 16, 1998.

     (b) Pro Forma Financial Information

     The Company has determined that it is impracticable to file pro forma financial information for the Company prescribed by Article 11 of


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Regulation S-X. Such information will be filed by amendment as soon as practicable, but in any event not later than March 16, 1998.

     (c)  Exhibits

Exhibit No.         Description
-----------         -----------

   2.1 Asset Purchase Agreement by and among the Segue Software, Inc., Segue Software Entwicklung GmbH, ARC - Dr. Ambichl & Dr. Reindl Communication GmbH and the Stockholders of ARC - Dr. Ambichl & Dr. Reindl Communication GmbH.

   2.2 Agreement and Plan of Merger by and among Segue Software, Inc., SGE Merger Corp., SQLBench International, Inc. and the Stockholders of SQLBench International, Inc.

   99          Press release of Segue Software, Inc. dated December 30, 1997.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 1998               SEGUE SOFTWARE, INC.

                                      /s/ J. Jeffrey Bingenheimer
                                      --------------------------------------
                                          J. Jeffrey Bingenheimer
                                          Chief Financial Officer
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                                 Exhibit Index
                                 -------------

Exhibit No.    Description
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   2.1         Asset Purchase Agreement by and among Segue Software, Inc., Segue
               Software Entwicklung GmbH, ARC - Dr. Ambichl & Dr. Reindl
               Communication GmbH and the Stockholders of ARC - Dr. Ambichl &
               Dr. Reindl Communication GmbH.

   2.2 Agreement and Plan of Merger by and among Segue Software, Inc., SGE Merger Corp., SQLBench International, Inc. and the Stockholders of SQLBench International, Inc.

   99          Press release of Segue Software, Inc. dated December 30, 1997.